Exhibit 99.34

1 MacArthur Place - Suite 100 Santa Ana, CA 92707 800.320.9490 ConsolidatedAnalytics.com

EXECUTIVE SUMMARY

Third Party Due Diligence Review

January 9, 2026

DRMT 2026-INV1

Overview

Consolidated Analytics, Inc. a third-party due diligence provider, performed the review described below on behalf of its client, RCF III TRS, LLC (the “Client”). The review included a total of 45 business purpose, residential mortgage loans, in connection with the securitization identified as DRMT 2026-INV1 (the “Securitization”). The review began in August of 2025, and concluded in December of 2025.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to assess conformity with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

(a)	Credit Documentation: A review of the documentation underlying the credit decision was performed to determine sufficiency for consideration in the Credit Review. The Credit Documentation review consisted of the following:
o	Loan Application: Complete loan application is present in the loan file for all borrowers/guarantors
o	Credit Report: Credit Report in file for all borrowers and meets guideline seasoning requirements and contains OFAC clearance
o	Income Documentation / Lease Agreements: Confirmation of the presence of income documentation in the loan file when required by lender or Client specified underwriting guidelines. For rental properties where existing leases are required to be verified, verify their presence and sufficiency for purpose based on underwriting guideline standards
o	Asset Documentation: Confirmation of presence of asset documentation requirements relative to loan type and guideline requirements for verification of closing funds and reserves
o	Borrower/Guarantor Identification: Verify that the file contains a copy of a government issued identification verification for each borrower (i.e. driver’s license, state ID, passport)
o	Insurance Certificate: Verify that the loan file contains a copy of the hazard insurance certificate for the subject property and that flood insurance is also documented when required
o	Property Valuation: Confirm the presence of a complete appraisal report and supporting secondary independent estimate of value

o	Commercial Borrower Organizing Documentation: Confirm the presence an Operating Agreement, Bylaws, related amendments and filings or other organizing and operating documentation relative to the commercial borrower entity

o	Articles of Incorporation/Certificate of Formation: Confirm that each loan file contains a copy of the Articles of Incorporation establishing registration within the state of operation

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o	Certificate of Good Standing: Confirm that each borrowing entity is active in the state of registration by confirming the presence of a web print out or certification of good standing for the state is in the file
o	Borrower Authority / Consent of Members: Confirm that the loan file contains evidence that the individual executing the loan agreements has been signing authority on behalf of the borrowing entity
(b)	Legal Documentation: A review of the documentation required to secure the lender’s interest in the loan and the borrower(s)’ obligations thereunder was conducted with the purpose of validating their presence in the mortgage loan file and sufficiency of execution:
o	Note/Loan Agreement/Security Instrument/Extension: Verification of the presence of the note, loan agreement or security instrument as applicable and that the agreement is properly executed by all parties. Confirm that all applicable allonges or addenda to the note are evidenced in the loan file and duly executed by all responsible parties. If the subject loan has reached or is nearing maturity confirm that an extension agreement is present and duly executed by all required parties
o	Mortgage/Deed of Trust/Assignment of Rents: Verify that a mortgage or deed of trust is in file and is duly executed and notarized and that it contains all applicable riders including an assignment of rents
o	Power of Attorney: If closing docs are executed by a POA confirm that the POA complies with all applicable underwriting and legal requirements including those for timing, form, authority and execution
o	Personal Guaranty: Verify that the requisite individual ownership percentage of a commercial entity borrower as stipulated within Client or lender underwriting guidelines has provided a personal guaranty for the loan
o	Affidavit of Commercial Purpose/Occupancy Certification: Verify that each file contains a borrower statement verifying that the loan is for commercial purpose and that the subject property will not be owner occupied
o	Title Policy: Confirmation that the file contains evidence of title insurance and that the title is free from material defects that could affect lien position
o	Deed for Conveyance of Title: Confirm that the applicable Grant or Warranty Deed is evidenced in the loan file and properly conveys interest in the subject property
o	Purchase Contract: If applicable, confirm the presence of a valid and executed Purchase and Sale Agreement along with any counter offers and modified terms of sale

o	Settlement Statement: As applicable based on loan type and origination date, confirm the presence of a final settlement statement in the mortgage loan file

(c)	Guidelines: The underwriting guidelines as specified by Client served as the criteria under which each loan qualification review took place. Qualification criteria includes:

o	Borrower/Guarantor Eligibility: Review each borrower to ensure that they meet eligibility requirements of underwriting guidelines
o	Assets: Validate that the mortgage loan file contains adequately qualified verification of assets to meet underwriting standards
o	Debt-Service Coverage Ratios “DSCR”: Calculate the debt-service coverage ratio to ensure it meets minimum guideline standards
o	Credit History: Review the borrower credit reports and any supplemental credit history documentation to verify whether the borrower met guideline requirements

1 MacArthur Place - Suite 100 Santa Ana, CA 92707 800.320.9490 ConsolidatedAnalytics.com

o	Credit Scores: Review each borrower/guarantor credit report to validate that the credit score used in qualification is accurate and whether it meets minimum loan qualification and underwriting standards as specified in the underwriting guidelines
o	Occupancy: Confirm that the occupancy of the subject property used for qualification of the loan is accurate and compliant with guideline requirements. Confirm that the borrower has executed an affidavit of commercial/business purpose and that no other documentation that shows the subject property might be a primary residence
o	Loan-to-Value Ratios: Recalculate the Loan-to-Value Ratio utilizing the Purchase Contract, Property Valuations and/or Loan Agreements to determine whether initial, as-is and as-repaired LTV and CLTV meet loan qualification and underwriting guideline standards based on the calculation methods set forth in underwriting guidelines
o	Insurance: Confirm the adequacy of hazard insurance coverage and that premiums are included in PITI calculations. If required based on flood zone, confirm the presence and adequacy of flood insurance coverage and that premiums are included in PITI calculations
o	Compensating Factors: Review and validate any compensating factors used in the qualification of the loan and in consideration of loan level underwriting guideline exceptions
o	Letters of Explanation: Confirm the presence of Letters of Explanation (LOX) where required per underwriting guidelines and that each such LOX adequately addresses the eligibility scenario under question
o	Exception Approvals: Confirm that any exceptions to underwriting guidelines and/or investor guideline overlays were fully documented, properly approved, and supported

o	Misrepresentation / Fraud Review: Validate that an independent third-party fraud report was obtained for each guarantor when required by underwriting guidelines and that red flags on third party fraud reports have been reviewed

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review the original appraisal and all additional property valuation documentation to determine whether source, format and type meet program and guideline eligibility requirements
b.	Confirm that the property type is an eligible property type per program standards and underwriting guidelines
c.	Confirm as applicable that and independent supplemental third-party valuation was received and is within allowable tolerance of the original qualifying value
d.	Assess rental income schedules
e.	Confirm that property standards conform to underwriting guidelines requirements
f.	Determine whether the property is completely constructed and the appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser
g.	Review and determine whether the appraisal was performed on appropriate form and whether the appraiser indicated in the body of the conformity to USPAP standards
h.	Review property for functional obsolescence
i.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed

1 MacArthur Place - Suite 100 Santa Ana, CA 92707 800.320.9490 ConsolidatedAnalytics.com

Consolidated Analytics applied a cascade methodology to determine if the original appraised value total was reasonably supported when compared to an independent third-party valuation product. For loans reviewed in a post-close valuation review (45 loans consisting of 102 individual properties), the origination value was based on the following products:

Primary Valuation Product	Count
1004	51
1073	45
1025	6
Totals:	102

97 properties were supported by a Desk Review and 5 properties were supported by a Field Review.

In summary the final secondary property valuation by product is as follows:

Secondary Valuation Product	Count
Desk Review	97
Field Review	5
Totals:	102

Loan Level Valuation Grades are based on the cumulative total of origination appraised values for an individual loan compared to the cumulative total of the secondary valuation products. Loans where the cumulative secondary valuation had a negative variance equal to or greater than 10% of the origination appraised value total were provided with a Valuation Grade of “C”.

Of the 45 loans reviewed, 37 are single property loans and 8 are multi property loans.

1 MacArthur Place - Suite 100 Santa Ana, CA 92707 800.320.9490 ConsolidatedAnalytics.com

Tape Integrity Review Results Summary

Of the forty-five (45) mortgage loans reviewed, twenty-nine (29) unique mortgage loans (64.44% by loan count) had thirty-five (35) tape discrepancies across seven (7) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Count	Percentage
PITIA	11	31.43%
Note Date	7	20.00%
LTV	6	17.14%
Qualifying FICO	5	14.29%
DSCR	3	8.57%
Gross Rent	2	5.71%
Loan Purpose	1	2.86%
Totals:	35	100.00%

1 MacArthur Place - Suite 100 Santa Ana, CA 92707 800.320.9490 ConsolidatedAnalytics.com

Summary of Results

Overall Results Summary

After giving consideration to the grading criteria, 20.00% of the loans received an Overall “B” grade and 80.00% of the loans received an Overall “A” grade.

Final Loan Grades

Overall Grades
Grade	Number of Mortgage Loans	% of Mortgage Loans (by loan count)	Original Principal Balance

A	36	80.00%	$ 13,487,800.00
B	9	20.00%	$ 3,764,100.00
C	0	0.00%	$ -
D	0	0.00%	$ -

Credit Grades
Grade	Number of Mortgage Loans	% of Mortgage Loans (by loan count)	Original Principal Balance

A	38	84.44%	$ 15,136,800.00
B	7	15.56%	$ 2,115,100.00
C	0	0.00%	$ -
D	0	0.00%	$ -

Valuation Grades
Grade	Number of Mortgage Loans	% of Mortgage Loans (by loan count)	Original Principal Balance

A	43	95.56%	$ 15,602,900.00
B	2	4.44%	$ 1,649,000.000
C	0	0.00%	$ -
D	0	0.00%	$ -

1 MacArthur Place - Suite 100 Santa Ana, CA 92707 800.320.9490 ConsolidatedAnalytics.com

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Credit Grade of “B” and a Property Grade of “A” would receive an overall Loan Grade of “B”).

CATEGORY	GRADE	FINDING DESCRIPTION	COUNT
Credit	A	Asset Documentation Missing or Defective	1
		Title Insurance Missing or Defective	1
		Release of Lien/Subordination Agreement/Satisfaction Missing or Defective	1
	B	Entity Documentation - Missing or Defective	3
		Guaranty Missing or Defective	1
		Excessive LTV Ratio	1
		DSCR Minimum Not Met	1
		Credit Report Missing or Defective	1

		TOTAL CREDIT GRADE A FINDINGS:	3
		TOTAL CREDIT GRADE B FINDINGS:	7
		TOTAL CREDIT GRADE C FINDINGS:	0
		TOTAL CREDIT GRADE D FINDINGS:	0
		TOTAL CREDIT FINDINGS:	10

CATEGORY	GRADE	FINDING DESCRIPTION	COUNT
Property	A	Hazard Insurance Missing or Defective	1
	B	Desk Review Variance > 10%	2

		TOTAL PROPERTY GRADE A FINDINGS:	1
		TOTAL PROPERTY GRADE B FINDINGS:	2
		TOTAL PROPERTY GRADE C FINDINGS:	0
		TOTAL PROPERTY GRADE D FINDINGS:	0
		TOTAL PROPERTY FINDINGS:	3

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Event Grade Definitions

Final Loan Grade
A	Loan meets Credit and Valuation Guidelines.
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of assets or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets published guidelines without any exception or waiver.
B	The loan substantially meets published guidelines, but reasonable compensating factors were documented for exceeding published guidelines.
C	The loan does not substantially meet published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

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Valuation Event Grades
A	Value is supported and within 10% of the original appraised value, the property is 100% complete and property and valuation meet the required underwriting guidelines and were completed on standard agency approved forms or other eligible forms based on lender/investor requirements.
B	Value is supported and within 10% of the original appraised value. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable, and completed on standard agency approved forms or other eligible forms based on lender/investor requirements.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use standard agency approved forms or other eligible forms based on lender/investor requirements.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.